UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 5, 2016

HERCULES OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37623	56-2542838
(State of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

9 Greenway Plaza, Suite 2200 Houston, Texas		77046
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (713) 350-5100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.03. Bankruptcy or Receivership.

On June 5, 2016, Hercules Offshore, Inc. (the “Company”) and certain of its U.S. subsidiaries (collectively, the “Debtors”), filed voluntary petitions (the “Bankruptcy Petitions”) under chapter 11 (“Chapter 11”) of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”). The Company’s Chapter 11 case is being administered under the caption In re: Hercules Offshore, Inc. (Case No. 16-11385). The Debtors have filed a motion with the Court seeking to administer all of the Debtors’ Chapter 11 cases jointly under the caption In re: Hercules Offshore, Inc., et al. The Debtors will continue to operate their businesses as “debtors in possession” under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court. The subsidiary Debtors in the Chapter 11 cases are Cliffs Drilling Company; Cliffs Drilling Trinidad L.L.C.; FDT LLC; FDT Holdings LLC; Hercules Drilling Company, LLC; Hercules Offshore Services LLC; Hercules Offshore Liftboat Company LLC; HERO Holdings, Inc.; SD Drilling LLC; THE Offshore Drilling Company; THE Onshore Drilling Company; TODCO Americas Inc.; and TODCO International Inc.

Under the Chapter 11 cases, subject to Court approval, the Debtors’ trade creditors and vendors are expected to be paid in full in the ordinary course of business.

This Form 8-K is not a solicitation to accept or reject the proposed Plan (as defined below) referred to herein or an offer to sell or a solicitation of an offer to buy any securities of the Debtors.

Item 7.01. Regulation FD Disclosure.

On June 6, 2016, the Company announced that, after receiving votes on the Debtors’ pre-packaged chapter 11 plan (the “Plan”) from lenders (the “lenders”) holding approximately 99.7% of the Debtors’ first lien debt, with all such lenders voting to accept the Plan, the Debtors have filed the Bankruptcy Petitions. A copy of the press release announcing the preliminary voting results is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item 7.01 and the exhibits hereto are being furnished, not filed. Accordingly, such information will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended. By filing this Form 8-K and furnishing this information, the Company makes no statement or admission as to the materiality of any information in Item 7.01 or the exhibits hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release, dated June 6, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERCULES OFFSHORE, INC.

Date: June 6, 2016	By:	/s/ Beau M. Thompson
Beau M. Thompson
Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit Number	Description

99.1	Press Release, dated June 6, 2016

4